Vistagen

Healthy minds make healthy communities, and we are innovating to change the trajectory of global mental health care …

One Mind at a Time™



Corporate Presentation

Fall 2023

Forward-looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks that are difficult to predict and include all matters that are not historical facts. These forward-looking statements include information concerning our product candidates, development efforts, collaborations and/or potential strategic partnerships, intellectual property, financial condition, plans, development programs, prospects or future events and involve known or unknown risks that are difficult to predict. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "project," "outlook," "strategy," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "strive," "goal," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain.

Our actual results or developments may differ materially from those projected or implied in these forward-looking statements, and there can be no assurance that any estimate and assumption contained within these forward-looking statements will materialize. As with all pharmaceutical products, there are substantial risks and uncertainties in the process of development and commercialization and actual results or development may differ materially from those projected or implied in these forward-looking statements. Further, there can be no guarantee that any of our drug candidates will successfully complete ongoing or, if initiated, future clinical trials, receive regulatory approval or be commercially successful, or that we will successfully replicate the result of past studies of our product candidates, including fasedienol and itruvone. Other factors that may cause such a difference include, without limitation, risks and uncertainties related to our ability to secure funding that is adequate to support our development and commercialization plans and/or to secure successful strategic global and/or regional development and commercialization partnerships; other risks and uncertainties related to delays in launching, conducting and/or completing ongoing and planned clinical trials; the scope and enforceability of our patents, including patents related to our pherine drug candidates and AV-101; fluctuating costs of materials and other resources and services required to conduct our ongoing and/or planned clinical and non-clinical trials; market conditions; the impact of general economic, industry or political conditions in the United States or internationally; and other technical and unexpected hurdles in the development, manufacture and commercialization of our product candidates. These risks are more fully discussed in the section entitled "Risk Factors" in the Company's most recent Annual Report on Form 10-K for the fiscal year ended March 31, 2023, and in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2023, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the U.S. Securities and Exchange Commission (SEC). Our SEC filings are available on the SEC's website at www.sec.gov.

Given these uncertainties, you should not place undue reliance on these forward-looking statements, which apply only as of the date of this presentation and should not be relied upon as representing our views as of any subsequent date.

We explicitly disclaim any obligation to update any forward-looking statements, other than as may be required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. Be aware that our development and commercialization plans may change based on the kinds of risk factors described above.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

Mission and Investment Highlights

We are focused on delivering a new generation of CNS therapies with novel mechanisms of action targeting a broad and diverse range of CNS disorders with high unmet medical need

- Six CNS clinical programs, lead candidate with recent positive Phase 3 data in social anxiety disorder
- All clinical programs target novel MOAs differentiated from currently approved therapies, with potential to bring new benefits to patients, physicians, and payers
- Targeting large anxiety, depression, and additional CNS markets with high unmet medical need
- Experienced CNS product development team and advisors

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Clinical-stage Pipeline

Product Candidate	Lead Indication(s)	Preclinical	Phase I	Phase II	Phase III
Fasedienol (PH94B)	Social Anxiety Disorder	Positive Top-line Results from PALISADE-2 Trial (Aug 2023) FDA Fast Track designation			
Itruvone (PH10)	Major Depressive Disorder	FDA Fast Track designation			
PH80	Menopausal Hot Flashes and Migraine[1]				
PH15	Cognition Improvement[1]				
PH284	Disorders related to loss of appetite (Cachexia)[1]				
AV-101	CNS Indications involving NMDAR	FDA Fast Track designation in major depressive disorder and neuropathic pain			

1. Indicates US IND-enabling work necessary to facilitate further Phase 2 clinical development in the US. The commencement and completion of all potential studies is subject to US FDA regulatory authorization and/or securing sufficient capital and/or sufficient support from one or more strategic collaborations, or both.

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Vistagen

Pherines

A new class of neuroactive nasal sprays



Pherines

A new class of neuroactive nasal sprays

- Fast-acting, non-systemic, odorless, tasteless
- Selectively engage chemosensory receptors in the nasal passages to induce rapid-onset pharmacological and behavioral effects
- Selectively modulate brain areas, including the limbic amygdala, hypothalamus, hippocampus, locus ceruleus and prefrontal cortex, without requiring systemic absorption or binding to classic abuse liability receptors or steroidal hormone receptors
- Affect particular neuronal circuits instead of a single gene, protein, neuron or synapse
- We have consistently observed a favorable tolerability profile in all clinical trials to date


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Fasedienol Nasal Spray
for Social Anxiety Disorder
Looking beyond the standard of care for anxiety disorders

Social Anxiety Disorder is a Serious Mental Health Condition

SAD is not simply medicalized shyness. It is a chronic disorder characterized by ...

Debilitating emotional and physical symptoms

Emotional Symptoms

- Overwhelming fear
- Surges of anxiety
- Extreme self-consciousness
- Isolation leading to depression

Physical Symptoms

- Blushing / Sweating
- Trembling
- Nausea
- Fast Heartbeat / Chest Discomfort
- Shortness of Breath / Dizziness

In everyday social or performance situations

- Meeting new people
- Presenting at work or school
- Public speaking
- Interviewing for a job
- Eating/drinking in front of others
- Going to the doctor/dentist

Source: ADAA Social Anxiety Brochure 2021

SAD Affects ~10% of the US Population, with only ~20% of SAD Patients Helped by Current Pharmacotherapy

Future Patients

Patients suffering but unaware of SAD as a condition or not yet motivated to seek professional help.

Underserved Patients

Patients unsatisfied with or unwilling to use current treatment options due to efficacy, side effects, or addiction potential.

Existing Patients

Patients cycling through treatments, often unsatisfied with their current treatment options but without alternatives.



~25M
SAD
Prevalent
Patients
~12M
SAD
Diagnosed
Patients
~5M
SAD
Treated
Patients

Sources: Kantar Health. Nov 2021. National Health and Wellness Survey (NHWS), 2021. [US]. Malvern, PA.

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We Believe Current Standard of Care for SAD is Inadequate

There is currently no FDA-approved, fast-acting, non-systemic treatment for SAD

Desired Product Profile of Treatments For Social Anxiety Disorder							
Drug	Fast-acting	Non-systemic	No Long-term Side Effects	Non-sedating*	No Cognitive/ Motor Impairment	No Withdrawal Syndrome	No Abuse Potential
FDA-approved **(sertraline, paroxetine, venlafaxine)**	⊖	⊖	⊖	✓	✓	⊖	✓
Off-label (benzodiazepines)	✓	⊖	⊖	⊖	⊖	⊖	⊖
Preferred SAD Therapy	✓	✓	✓	✓	✓	✓	✓

* Non-sedative hypnotic agents

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We Believe Fasedienol Brings New Optimism for SAD Treatment

- De-risked potential NDA-enabling pathway with positive results of PALISADE-2 Phase 3 trial reported in August 2023
- Novel mechanism of action, differentiated from current therapies
- Designed for patient-tailored as-needed administration, with potential use analogous to an as-needed rescue inhaler for asthma
- No observed systemic uptake or direct activity on neurons in the brain
- Does not potentiate GABA
- Favorable tolerability profile – no evidence of abuse liability potential
- As-needed use over time has potential to build confidence, resilience, and reduce fear, anxiety and avoidance of social anxiety stressors
- Target product profile expected to align with preferences of patients and providers
- FDA Fast Track Designation granted


Fasedienol
(PH94B)
Nasal Spray

Fasedienol's Potential Mechanism of Action

Novel and differentiated from all current therapies for anxiety disorders


Olfactory Bulb
Amygdala
Locus Coeruleus
Nasal Chemosensory Area
Activity Decreases
1
2
3
4
5

1. Microgram-level intranasal dose of fasedienol is administered
2. Fasedienol engages peripheral receptors in nasal chemosensory neurons (NCNs)
3. Once stimulated with fasedienol, NCNs then trigger subsets of interneurons in the olfactory bulbs (OBs)
4. Neurons in the OBs then stimulate inhibitory GABAergic "Fear Off" neurons in the limbic amygdala, the main fear and anxiety center of the brain
5. The stimulation of the limbic amygdala DECREASES the activity of the sympathetic nervous system which facilitates fear extinction activity of the limbic-hypothalamic system, as well as in other parts of the brain

Sources: Monti L, and Liebowitz MR (2020). Neural circuits of anxiolytic and antidepressant pherine molecules. CNS Spectrums https://doi.org/10.1017/S109285292000190X

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PALISADE-2 Phase 3 Trial

Study Goal

A randomized, multi-center, double-blind, placebo-controlled, single-dose administration Phase 3 trial to evaluate the efficacy, safety, and tolerability of fasedienol for the acute treatment of anxiety induced by a public speaking challenge in adult subjects with Social Anxiety Disorder in a clinical setting

Study Design



LSAS≥70
SUDS≥75
V1
Screening
V2
Placebo Baseline Public Speaking Challenge
V3: Single Dose Fasedienol Public Speaking Challenge
V3: Single Dose Placebo Public Speaking Challenge
V4
V4
Follow-Up

Criteria

+ SAD diagnosis; LSAS > 70
+ HAMD <18 at screening
+ Normal olfactory function, Quick Olfactory Test if needed
+ No Recent history COVID-19

– Significant psychiatric illness, use of psychotropic medication
– Suicidal Behavior
– Alcohol or substance use disorder
– Significant nasal pathology

Outcome Measures

Primary Endpoint	• Change in mean SUDS scores from baseline compared to placebo
Secondary Endpoint	• Responder Rates based on Clinical Global Impression – Improvement

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Principal Investigator: Dr. Michael Liebowitz, Columbia University

PALISADE-2 Phase 3 Trial Top-Line Efficacy Results

Positive results across primary, secondary, and exploratory endpoints

Endpoint	Measure	p-value
Met Primary Endpoint	**LS Mean SUDS** change from baseline vs. placebo (SUDS change from Visit 2 to Visit 3)	p=0.015
Met Secondary Endpoint	**CGI-I** proportion of responders vs. placebo (much or very much less anxious from Visit 2 to Visit 3)	p=0.033
Met Exploratory Endpoints	**PGI-C** proportion of responders vs. placebo (much or very much less anxious from Visit 2 to Visit 3)	p=0.003
	SUDS proportion of responders vs. placebo (≥20-point improvement in SUDS score from Visit 2 to Visit 3)	p=0.020

Primary Efficacy Endpoint:
Change in LS Mean* SUDS Scores from V2 to V3 vs. Placebo

Met primary endpoint with a change from Baseline in LS Mean of 5.8 points better than placebo (p=0.015)



Absolute Change in LS Mean SUDS (V3-V2)
20
15
10
5
0
13.8
N=70
8.0
N=71
(p=0.015)
Fasedienol
Placebo

*LS Mean = Least-squares Mean

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Secondary Endpoint: CGI-I responders vs. Placebo at V3

Met secondary endpoint with a proportion of responders 16.3% points greater than placebo (p=0.033)



CGI-I % Responders (Rating of 1 or 2)
40%
35%
30%
25%
20%
15%
10%
5%
0%
37.7%
21.4%
N=70
N=71
(p=0.033)
Fasedienol
Placebo

CGI-I Score

1 = Very Much Less Anxious
2 = Much Less Anxious
3 = A Little Less Anxious
4 = No Change
5 = A Little More Anxious
6 = Much More Anxious
7 = Very Much More Anxious

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Exploratory Endpoint: PGI-C responders vs. Placebo at V3

Met exploratory endpoint with a proportion of responders 22.0% points greater than placebo (p=0.003)


PGI-C % Responders (Rating of 1 or 2)
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
40.6%
18.6%
N=70
N=71
(p=0.003)
Fasedienol
Placebo

PGI-C Score

1 = Very Much Less Anxious
2 = Much Less Anxious
3 = A Little Less Anxious
4 = No Change
5 = A Little More Anxious
6 = Much More Anxious
7 = Very Much More Anxious

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Exploratory Endpoint: SUDS responders vs. Placebo at V3

Met exploratory endpoint with a proportion of responders 17.1% points greater than placebo (p=0.020)


SUDS % Responders
40%
35%
30%
25%
20%
15%
10%
5%
0%
35.7%
18.6%
N=70
N=71
(p=0.020)
Fasedienol
Placebo

SUDS Responders

≥ 20-point improvement from Visit 2 baseline to Visit 3

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Tolerability Profile: Overall Summary

The tolerability profile of fasedienol was favorable and consistent with results from fasedienol trials completed to date

- No severe or serious adverse events were reported in this trial
- There were no discontinuations due to adverse events following exposure to fasedienol
- Adverse events were infrequent, and mild or moderate in severity
- There were no treatment-emergent adverse events reported above a 2% occurrence, except pyrexia in the placebo group (2.49%)

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PALISADE Open Label Safety Study

Over 30,000 doses self-administered by 481 SAD patients

Design

Long-term intranasal administration of 3.2 μg of fasedienol as-needed, up to 4x/day prior to anxiety-provoking social and performance stressors in daily life, with a mean study duration of 4 months, and a maximum study duration of over 10 months

Results

- Long-term intranasal administration of 3.2 μg of fasedienol as-needed, up to 4x/day, was well-tolerated in adult SAD patients (n=481)
- Of the 481 SAD patients in the study who received at least one dose of fasedienol, at least one treatment-emergent adverse event (TEAE) was reported by 56.8% of subjects, with 54.9% of the 481 patients reporting mild or moderate TEAEs and only 1.9% of patients reporting severe TEAEs
- **Headache was the most common TEAE (17.0%)**; COVID-19 infection was reported by 11.4% of patients
- **No other TEAE occurred in more than 5.0% of subjects**

Planned Next Step: PALISADE-3 Phase 3 Trial with OLE*

Study Goal

Randomized, multi-center, double-blind, placebo-controlled, single-dose administration Phase 3 trial to evaluate the efficacy, safety, and tolerability of fasedienol for the acute treatment of anxiety induced by a public speaking challenge in adult subjects with Social Anxiety Disorder in a clinical setting

Study Design



LSAS≥70
SUDS≥75
V1
V2
Screening
Placebo Baseline Public Speaking Challenge
V3: Single Dose Fasedienol Public Speaking Challenge
V3: Single Dose Placebo Public Speaking Challenge
V4
V4
Follow-Up
OLE
12 Months

Criteria

Inclusion Criteria

- \+ Female and male subjects; age 18-65
- \+ SAD diagnosis; LSAS ≥ 70; HAMD<18
- \+ Normal olfactory function determined by Quick Olfactory Test
- \+ Medical and psychiatric health

Exclusion Criteria

- − Nasal swab within the past four weeks
- − COVID-19 diagnosis + any residual symptoms within past 4 weeks
- − Drug use (incl. cannabis), heavy use of alcohol, smoking, vaping
- − Other primary psychiatric disorders; Receiving CNS active medications

Outcome Measures

Primary Endpoint

- Change in mean SUDS scores from V2 to V3 compared to placebo

Secondary Endpoints

Responder rates at V3 vs placebo:

- Patient Global Impression of Change
- Clinical Global Impression – Improvement

*OLE = Open Label Extension;



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Itruvone Nasal Spray for Major Depressive Disorder

Looking beyond the standard of care for depression disorders

Itruvone is a Potential Differentiated Monotherapy Treatment of Major Depressive Disorder

- Innovative odorless, tasteless synthetic neuroactive nasal spray
- Designed for rapid-onset antidepressant effects
- Novel and differentiated MOA from all approved antidepressants
- Designed to be non-systemic, non-sedating, non-addictive; does not potentiate GABA
- Positive exploratory Phase 2A trial completed (n=30)
- Well-tolerated in all clinical studies to date
- FDA Fast Track designation granted



Itruvone
(PH10)
Nasal Spray

Itruvone's Potential Mechanism of Action

Novel and differentiated from all current therapies for depression disorders



Olfactory Bulb
Amygdala
Locus Coeruleus
Nasal Chemosensory Area
Activity Increases

1. Microgram-level intranasal dose of itruvone is administered
2. Itruvone engages peripheral receptors in nasal chemosensory neurons (NCNs)
3. Once stimulated with itruvone, NCNs then trigger subsets of interneurons in the olfactory bulbs (OBs)
4. Neurons in the OBs then stimulate GABAergic "Fear On" neurons in the limbic amygdala
5. The stimulation of the limbic amygdala INCREASES the activity of the sympathetic nervous system and increases the release of catecholamines

Sources: Monti L, and Liebowitz MR (2020). Neural circuits of anxiolytic and antidepressant pherine molecules. CNS Spectrums https://doi.org/10.1017/S109285292000190X

Itruvone Antidepressant Effects in Phase 2A MDD Study

Design: Phase 2A randomized, double-blind, placebo-controlled, parallel design POC clinical study (n=30)

Dosing: 3.2 µg or 6.4 µg of itruvone or placebo i.n., 2 times per day for 8 weeks

Primary Endpoint: Change in HAMD-17 scores from baseline compared to placebo

Results:

- 6.4 µg dose significantly reduced depressive symptoms as early as one week based on HAM-D-17 scores compared to placebo (p=0.022)
- 3.2 µg dose showed a trend (p=0.101)
- Strong effect sizes for both 3.2 µg and 6.4 µg vs. placebo at 1 week and at 8 weeks

Well-tolerated, no dissociative side effects or serious adverse events observed

Results support advancement to potential Phase 2B clinical development

Rapid-onset antidepressant effects with itruvone observed in MDD patients with minimal side effects

Sources: Monti, L., Nicolini, H., Liebowitz, M., & Hanover, R. (2019). "A Placebo Controlled Trial of PH10: Test of a New Rapidly Acting Intranasally Administered Antidepressant." *Br J Phar Med Res* 4(6): 2157-2168.

Itruvone Phase 2A MDD Study


Hamilton Depression (HAMD-17) Score Reduction From Baseline
Reduction in HAM-D from Baseline
-5.0
-7.5
-10.0
-12.5
-15.0
-17.5
Week 1
Week 2
Week 3
Week 4
Week 5
Week 6
Week 7
Week 8

6.4 µg dose produced rapid-onset and sustained antidepressant effects in MDD patients with minimal side effects

Itruvone Dose	HAM-D Score	P (itruvone vs placebo)	Cohen's D (Effect Size)
◆ 3.2 µg (Low Dose)	-16.3	.101	0.74
● 6.4 µg (High Dose)	-17.8	.022	0.95
■ Placebo	-10.9	--	--

Sources: Monti, L., Nicolini, H., Liebowitz, M., & Hanover, R. (2019). "A Placebo Controlled Trial of PH10: Test of a New Rapidly Acting Intranasally Administered Antidepressant." *Br J Phar Med Res* 4(6): 2157-2168.

Itruvone Potential Next Step – Phase 2B Trial*

Advanced planning for potential Phase 2B development of itruvone as a monotherapy MDD treatment is underway

- Potential Design: Double-blind, randomized, placebo-controlled, parallel study in ca. 200 total male and female subjects (18 to 65 years old) with a confirmed diagnosis of MDD, who are not currently taking any antidepressants
- Outpatient self-administration of 6.4 µg (daily) itruvone nasal spray over a 4-week period
- Potential Primary Efficacy Endpoint: Change from Baseline to Day 28 in the HAMD-17 Rating Scale

*The commencement and completion of this Phase 2B study is subject to US FDA regulatory authorization and securing sufficient capital, or sufficient support from one or more strategic partners, or both.


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PH80 Nasal Spray
for Vasomotor Symptoms
(Hot Flashes)due to Menopause
Looking beyond the standard of care
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PH80 Nasal Spray

Potential Treatment for Vasomotor Symptoms (Hot Flashes) due to Menopause

- ✓ Innovative, rapid-onset product candidate
- ✓ Novel and differentiated MOA from all approved products
- ✓ Taken as-needed for treatment of multiple menopausal hot flashes daily, use analogous to a rescue inhaler for asthma
- ✓ Expected to provide an acute effect in the moment, as well as reduce the number and severity of hot flashes over time
- ✓ No systemic uptake or direct action on CNS neurons
- ✓ We believe there are tolerability profile advantages over currently approved therapies
- ✓ Positive exploratory Phase 2A study completed (n=36)


PH80
Nasal Spray

Vistagen

PH80's Potential Mechanism of Action

Novel and differentiated from all currently approved VMS therapies



Amygdala
Olfactory Bulb
Locus Coeruleus
Hypothalamus
Nasal Chemosensory Area

1. Microgram-level intranasal dose of PH80 is administered
2. PH80 engages peripheral receptors in nasal chemosensory neurons (NCNs)
3. Once stimulated with PH80, NCNs then trigger subgroups of neurons in the olfactory bulbs (OBs)
4. Neurons in the OBs then stimulate neurons in the limbic amygdala and the hypothalamus

Activity Decreases

The stimulation of neurons in the limbic amygdala and the hypothalamus decreases the activity of the autonomic nervous system and decreases activation of the trigeminal-vascular neural circuits

Downstream effects potentially include:

- Decreased irritability;
- Decreased muscle tension;
- Reduced core body temperature; and
- Reduced feeling of internal heat

These changes potentially affect the neural circuits involved in vasomotor symptoms (hot flashes) due to menopause, premenstrual dysphoric disorder (PMDD), and migraine

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Source: Monti L, and Liebowitz MR (2020). Neural circuits of anxiolytic and antidepressant pherine molecules. CNS Spectrums https://doi.org/10.1017/S109285292000190X

PH80 Phase 2A Study in Hot Flashes: Summary

Objective: Proof-of-principle evaluation of PH80 efficacy and tolerability for the acute management of vasomotor symptoms (hot flashes) due to menopause

Study Details: Randomized, double-blind, placebo-controlled, exploratory Phase 2A study. Patients self-administered PH80 (3.2μg/dose) or placebo for 4 weeks up to 4 times daily with a dose at night if needed. Patients were followed up weekly during the treatment period

Participants: Menopausal women aged 45-60 (N=36) with ≥ 8 hot flashes of moderate to severe intensity per day on average for one week (≈ 56/week)

Outcome Measures: Daily ratings of the Number, Severity, Bother/Disruption and Sweating of daily hot flashes, PGI-C, CGI-I, Safety and Tolerability

Results: PH80 showed statistically and clinically significant improvement vs. placebo in the number of hot flashes while also significantly reducing patient-reported severity, bother/disruption, and sweating associated with hot flashes

PH80 Phase 2A Study in Hot Flashes: Efficacy

Statistically and clinically significant improvement vs. placebo in the number of hot flashes at 1 week and maintained through 4 weeks of treatment (p<0.001)



Daily Mean Number of Hot Flashes
10
8
6
4
2
0
Baseline
Week 1
Week 2
Week 3
Week 4
Follow-up
Treatment Assessment
PH80 (n=18)
Placebo (n=18)



Change From Baseline in Daily Mean Number of Hot Flashes
0
-1
-2
-3
-4
-5
-6
-7
Baseline
Week 1
Week 2
Week 3
Week 4
Follow-up
Treatment Assessment
PH80 (n=18)
Placebo (n=18)

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PH80 Phase 2A Study in Hot Flashes: Efficacy

PH80 also significantly reduced patient-reported severity, disruption in function, and sweating associated with hot flashes during the treatment period as compared with placebo


Hot Flashes - Severity
2.5
2
1.5
1
0.5
0
Baseline
Week 1
Week 2
Week 3
Week 4
Follow Up
PH80
Placebo


Hot Flashes - Bother
2.5
2
1.5
1
0.5
0
Baseline
Week 1
Week 2
Week 3
Week 4
Follow Up
PH80
Placebo


Hot Flashes - Sweat
2.5
2
1.5
1
0.5
0
Baseline
Week 1
Week 2
Week 3
Week 4
Follow Up
PH80
Placebo

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Vistagen

PH15 Nasal Spray for Acute Treatment of Cognitive Impairment caused by Mental Fatigue



Looking beyond the standard of care

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PH15 Nasal Spray

Potential for Improvement of Cognitive Impairment caused by Mental Fatigue

- ✓ Innovative, rapid-onset PRN product candidate
- ✓ User-friendly intranasal administration, taken as needed for acute improvement of cognition
- ✓ Expected to provide rapid onset and activation of brain areas
- ✓ No systemic uptake or direct action on CNS neurons
- ✓ Indirectly activates adenosine ASA receptors (ADORA2S) in the hypothalamus, similar to the MOA of caffeine
- ✓ Novel and differentiated MOA provides potential new treatment for disorders that lead to sleep deprivation and ensuing fatigue and cognitive impairment (e.g., Shift Work Disorder, Sleep Apnea, and Narcolepsy)


PH15
Nasal Spray

PH15 Proposed Mechanism of Action

Novel and differentiated from all currently approved therapies



4 Hippocampus
4 Piriform Cortex
4 Amygdala
3 Olfactory Bulb
Locus Coeruleus
2 Nasal Chemosensory Area
1

1. Microgram-level intranasal dose of PH15 is administered
2. PH15 engages peripheral receptors in nasal chemosensory neurons (NCNs)
3. Once stimulated with PH15, NCNs then trigger subgroups of neurons in the olfactory bulbs (OBs)
4. Neurons in the OBs then directly stimulate neurons in several areas of the basal forebrain including the hippocampus, amygdala, and piriform cortex



Activity Increases

Increased activity in the hippocampus is responsible for improvement in cognitive function

Increased activity in the limbic amygdala in turn increases activity in the cerebral cortex, leading to improved psychomotor function

Sources: Monti L, and Liebowitz MR (2020). Neural circuits of anxiolytic and antidepressant pherine molecules. CNS Spectrums https://doi.org/10.1017/S109285292000190X

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Vistagen

PH284 Nasal Spray for Acute Treatment of Wasting Syndrome (Cachexia)



Looking beyond the standard of care

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PH284 Nasal Spray

Potential Acute Treatment for Wasting Syndrome (Cachexia)

- ✓ Innovative, fast-acting therapy for appetite enhancement
- ✓ User-friendly intranasal administration, taken before meals
- ✓ Potential to increase subjective feelings of hunger and caloric intake in patients diagnosed with wasting syndrome, a severe consequence of many chronic diseases and advanced cancer
- ✓ Favorable tolerability and promising clinical activity
- ✓ Novel and differentiated MOA targets a neuronal circuit associated with appetite stimulation instead of a single gene, protein, neuron, or synapse, which may have therapeutic potential in wasting syndrome (cachexia)



PH284
Nasal Spray

PH284 Proposed Mechanism of Action

Novel and differentiated from current treatment options



4 Amygdala
3 Olfactory Bulb
Locus Coeruleus
4 Hypothalamus
2 Nasal Chemosensory Area
1

1. Microgram-level intranasal dose of PH284 is administered
2. PH284 engages peripheral receptors in nasal chemosensory neurons (NCNs)
3. Once stimulated with PH284, NCNs then trigger subsets of neurons in the olfactory bulbs (OBs)
4. Neurons in the OBs then stimulate neurons in the amygdala and the arcuate nucleus of the hypothalamus



Activity Increases

The stimulation of neurons in the arcuate nucleus of the hypothalamus increases activity of aguti-related peptide (AGRP) neurons and neuropeptide Y (NPY) neurons, which increase appetite and decrease energy expenditure

Both are key regulators of feeding, energy balance and metabolic homeostasis

Sources: Monti L, and Liebowitz MR (2020). Neural circuits of anxiolytic and antidepressant pherine molecules. CNS Spectrums https://doi.org/10.1017/S109285292000190X

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Vistagen

AV-101
for Potential Phase 2A Development

Looking beyond the standard of care for disorders involving the NMDA receptor



AV-101 for CNS Disorders

Designed to inhibit (but not block) NMDA receptor activity

- Oral prodrug of 7-Cl-KYNA, a potent and selective full antagonist at the glycine site of the NMDA receptor
- Potential to inhibit the function of the NMDA receptor, without fully blocking NMDA receptor function like ketamine and other NMDAR antagonists
- Well-tolerated in all clinical studies to date
- Assessing go forward potential for collaborative Phase 2A development
- FDA Fast Track designations granted for adjunctive treatment of MDD and treatment of neuropathic pain

AV-101
(oral)

Levodopa-Induced Dyskinesia
Associated with Parkinson's therapy

Seizures

Suicidal Ideation

Neuropathic Pain

Major Depressive Disorder

AV-101's Potential Mechanism of Action


K+
(Flows Out)
7-Cl-KYNA
(full antagonist)
Extracellular Side
Glutamate Binding Site
Glycine Binding Site
Cytoplasmic side
CA+
(Flows in)
NA+
(Flows in)


AV-101 - Oral Prodrug (4-Cl-KYN)
O
NH2
C
CH2
CH
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Cl
NH2
L-4-chlorokynurenine
(4-Cl-KYN) (oral delivery to CNS)
Activated
Astrocytes
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AV-101 - Active Metabolite (7-Cl-KYNA)

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Distinguished Clinical and Regulatory Advisors

Representing Premier Institutions and Deep CNS and Regulatory Expertise



Maurizio Fava, M.D.

Professor of Psychiatry, Harvard Medical School; Director, Division of Clinical Research, Massachusetts General Hospital (MGH) Research Institute; and Executive Vice Chair of the Department of Psychiatry



Thomas Laughren, M.D.

Director (retired), US Food and Drug Administration (FDA) Division of Psychiatry Products, Office of New Drugs, Center for Drug Evaluation and Research (CDER)



Michael Liebowitz, M.D.

Professor of Clinical Psychiatry, Columbia University; Managing Director and Founder, The Medical Research Network, LLC; Director (retired), Anxiety Disorders Clinic at the New York State Psychiatric Institute



Sanjay Mathew, M.D.

Vice Chair for Research and Professor of Psychiatry and Behavioral Sciences at Baylor College of Medicine; Staff Psychiatrist at the Michael E. DeBakey VA Medical Center



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Professor of Psychiatry, Yale School of Medicine; Director, Yale Depression Research Program; Co-Director, Yale-New Haven Hospital Interventional Psychiatry Service



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Appendix



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Fasedienol Nasal Spray for Social Anxiety Disorder
(Additional Information)

Looking beyond the standard of care for anxiety disorders

Subjective Units of Distress Scale (SUDS)

Primary Efficacy Endpoint in PALISADE Phase 3 Trials for Acute Measurement

The SUDS measures the self-reported intensity of anxiety and/or distress in patients with SAD

Patients are asked to rate their level of anxiety/distress on a scale of 0-100

Physiological signs of distress such as sweating, shaking, increased heart rate or respiration, and gastrointestinal distress may be present at a score of 70, and are present at a score of 80

SUDS has become the standard for acute measurement of anxiety, now leveraged in several recent clinical trials

100	Highest anxiety/distress that you have ever felt
90	Extremely anxious/distressed
80	Very anxious/distressed; can't concentrate
70	Quite anxious/distressed; interfering with functioning
60	Moderate-to-strong anxiety or distress
50	Moderate anxiety/distress; uncomfortable, but can still function
40	Mild-to-moderate anxiety or distress
30	Mild anxiety/distress; no interference with functioning
20	Minimal anxiety/distress
10	Alert and awake, concentrating well
0	No distress; totally relaxed

Sources: Oxford Clinical Psychology. © Oxford University Press, 2014

Fasedienol Efficacy in Phase 2 Public Speaking Challenge Trial

Minute-by-minute SUDS scores



Visit 2 (Baseline/Placebo)
Subjective Units of Distress Score
80
70
60
50
40
R
1
2
0
1
2
3
4
5
Anticipation
Performance
Placebo group
fasedienol group
All patients received placebo at visit 2 to establish baseline SUDS scores
Dosing
15-min
Challenge Instructions
Challenge Starts



Visit 3 (Treatment Phase)
Subjective Units of Distress Score
80
70
60
50
40
Placebo group
fasedienol group
R
1
2
0
1
2
3
4
5
Anticipation
Performance
Dosing
15-min
Challenge Instruction
Challenge Starts

Fasedienol rapidly reduced anxiety in response to public speaking challenge		
	Active Group	Placebo Group
Mean Difference	26.7	14.0
Standard Deviation	21.6	16.3
Number of Subjects	45	46
t = 3.16	p = 0.002	Cohen's d (Effect Size)0.66

Subject is told they will have to give a 5-minute speech without notes to an audience of 3 role-players and have 2 minutes to prepare.

Source: Liebowitz, MR, Salman, E, Nicolini, H, Rosenthal, N, Hanover, R, Monti. L (2014). Effect of an acute intranasal aerosol dose of PH94B on social and performance anxiety in women with social anxiety disorder. *Am. J. Psychiatry* 171:675-682.

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Liebowitz Social Anxiety Scale (LSAS)

Primary Efficacy Endpoint for Over Time Measurement

The LSAS is a 24-item clinician-rated scale used to assess how SAD impacts a patient's life across a variety of situations
13 situations pertain to performance (P) and 11 pertain to social situations (S)

- Assesses both the patient's social anxiety in situations as well as avoidance of those situations
- Each item describes a situation about which the patient must answer two questions, one about fear and one about avoidance

Situation	Fear or Anxiety 0 = none 1 = mild 2 = moderate 3 = severe	Avoidance 0 = never 1 = occasionally 2 = often 3 = usually
1. Telephoning in public (P)		
2. Participating in small groups (P)		
⋮	⋮	⋮
23. Giving a party (S)		
24. Resisting a high pressure sales person (S)		

- Scored by summing the item ratings. Below are the suggested interpretations for various score ranges.

Greater than 110: Very severe social anxiety

90–110: Severe social anxiety

70–90: Marked social anxiety

50–70: Moderate social anxiety

Fasedienol Efficacy Over Time as Measured by the LSAS

Fasedienol used as-needed over time has demonstrated reduction of LSAS scores in two trials



Phase 2 Crossover Study
Mean LSAS change from baseline vs placebo of 15 points at 2 weeks
110
100
90
80
70
60
LSAS
Fasedienol
Placebo
Baseline
Week 1
Week 2



PALISADE Open-label Safety Study
Mean LSAS reduction of 16 points at one month and 24 points at 3 months
110
100
90
80
70
60
LSAS
Fasedienol
Baseline
Month 1
Month 2
Month 3

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Fasedienol Phase 1/1b Data

Well-tolerated, reduced autonomic biomarkers, increased EGNR, anxiety effects

Reduction in Autonomic Biomarkers

Statistically significant reduction in heart rate, respiratory rate, and electrodermal activity in both men and women in several studies. Intranasal 0.4 µg fasedienol also significantly increased the amplitude of the electrogram (EGNR) recorded from the nasal chemosensory epithelium in both men and women.

Increased Electrical Activity of the Nasal Chemosensory Epithelium

Dose dependent increase in electrical activity of the nasal chemosensory epithelium (EGNR) was similar in male/female healthy volunteers after ascending doses of fasedienol. Maximal EGNR amplitude was achieved at 3.2 µg dose in both men (n=10) and women (n=10). Doses higher than 6.4 µg and up to 12.8 µg did not increase EGNR amplitude and had minimal effect on the duration of the EGNR response.

Efficacy Signal in Anxiety

Rapid decrease in anxiety 30 min after intranasal fasedienol administration in generalized anxiety led to the identification of SAD as the ideal clinical path forward based on input from Dr Michael Liebowitz.

Sources:

1. Monti et al., 2014, Report CL013B; 2022, CNS Spectr 27(1):66-72; 2023, Human Psychopharmacology: Clinical and Experimental
2. 2. Liebowitz et al., 2016, Depression and Anxiety, Dec;33(12):1081-1089

Fasedienol Reduction in Autonomic Biomarkers: Study Design

Study Goal

To study impact of fasedienol or placebo administered 30 min apart in a randomized fashion on heart rate (HR), respiratory rate (RR) and electrodermal activity (EDA) as well as electrogram of nasal receptors (EGNR)

Study Design



Clinical History
Electrode Placed
Drug/Placebo
HR/RR/EDA REC
Questions
0 min
5 min
10 min
15 min
20 min
25 min
30 min
35 min
40 min
45 min
50 min
55 min
60 min
65 min
70 min
75 min
80 min
85 min
90 min
95 min

Criteria

Inclusion Criteria	+ Healthy Volunteers	Exclusion Criteria	— NA

Outcome Measure

- Heart rate (HR)
- Respiratory rate (RR)
- Electrodermal activity (EDA)
- Electrogram of Nasal Receptors (EGNR)

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Fasedienol Reduction in Autonomic Biomarkers: Study Results

"Physiologic biomarkers show reduced autonomic nervous system activity after intranasal administration of fasedienol in normal healthy volunteers"

- Three similarly designed Phase 1 studies were conducted in healthy volunteers (Total N=64; 32 male, 32 female) in a placebo-controlled crossover study design
- Doses ranging from 0.2 µg to 0.4 µg were administered across these studies using an experimental nasal spray device[1] that delivered low microgram doses of fasedienol or placebo locally and topically directly to the receptor area, decreasing the amount of study medication needed to activate the chemosensory receptors below the quantity administered with the metered spray pump used in clinical studies
- Physiologic biomarkers of respiratory rate, heart rate and electrodermal activity were measured in each of the 3 studies before and after administration of placebo or study medication while subjects were in a resting (no stimulation) state lying comfortably on a medical bed
- **All the physiologic measures of autonomic activity were transiently and significantly reduced in all 3 studies after intranasal administration of fasedienol, showing a reproducible sympatholytic-like effect consistent with the anxiolytic effect of fasedienol with no adverse reactions**

[1] Multifunctional Miniprobe ®; L. Monti US Patent 5,303,703

Fasedienol Electrogram of Nasal Receptors (EGNR): Study Design

Fasedienol is administered intranasally while subjects are connected to sensors



Receptor Potential
A
-4
mV
0
Evoked Potential
B
40
µV
0
Galvanic Skin Response
C
10
0 kΩ
1s
ER-830

Simultaneous recordings of the receptor potential, EEG evoked potentials and galvanic skin response in a healthy human subject. Local administration of 25 pg ER-830 depolarized the receptor potential recorded from the surface nasal chemosensory mucosa while synchronizing the EEG and decreasing skin resistance.
Monti L et al. Journal of Steroid Biochemistry and Molecular Biology. 1991.

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Fasedienol Electrogram of Nasal Receptors (EGNR): Study Results

Dose response led to selection of the effective dose to use in clinical trials



PH94B (µg)
0.0
0.4
0.8
1.6
3.2
6.4
12.8
- 10 mV
1 sec

Dose-dependent electrical depolarization of human nasal chemosensory receptor cells in response to fasedienol

The traces show the summated response (EGNR) recorded from the nasal chemosensory receptor area in a representative human volunteer during intranasal administration of fasedienol at the quantities shown at left. Calculated 50% effective dose, ED_{50}= 1 µg.

Fasedienol 3.2 µg produced an EGNR response of maximal amplitude. Higher doses (6.4, and 12.8 µg) did not produce significant increase of EGNR amplitude and increased minimally the duration of the EGNR response.

Fasedienol 3.2 µg was selected as the effective dose to use in clinical trials.

Sources: Monti et al, 2014, and 2022.

Fasedienol Generalized Anxiety Disorder: Phase 1B Study Design

Study Goal

To study the pharmacological effects of fasedienol in anxious female patients

Study Design

Psychometrics and Electrophysiology

Placebo responders excluded (N=7) (>20% HAM-A improved)

-X min Screening & Baseline

0 min Single Blind Placebo (N=28)

30 min HAM-A administered

Psychometrics and Electrophysiology at 30 and 60 mins

N=12 Non-responders randomized on fasedienol

N=8 Non-responders randomized on Placebo

Criteria

Inclusion Criteria	Exclusion Criteria
+ Generalized Anxiety Disorder	– Alcohol or substance abuse
+ Females 20-45	– Any prescription meds w/in 7 days
+ HAM-A ≥ 18	– History of convulsive disorder

Outcome Measure

- Psychometrics
- Electrophysiology

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Fasedienol Generalized Anxiety Disorder: Phase 1B Study Results

Proof of concept in GAD led to the identification of SAD as the ideal indication for further clinical development



HAMILTON-A SCORE
45
40
35
30
25
20
15
10
5
CONTROL
n=8
TREATED
n=11

- Significant decrease in HAM-A scores within 30 min and no significant difference at 60 min
- Rapid efficacy effects without lingering effect of drug
- No adverse effects reported
- Decrease in sympathetic nervous system tone in GAD subjects similar to decrease reported in healthy volunteers

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Source: Monti L and Grosser BI, 2006